                        ANNUAL REPORT / OCTOBER 31 2000

                             AIM GLOBAL GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      ------------------------------------

                           IRISES BY VINCENT VAN GOGH

        VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES,

        PARTLY BECAUSE  THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED FOR

       THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER THE GLOBE.

       LIKE THE APPRECIATION OF BEAUTIFUL ART AND FLOWERS, INVESTING HAS

      CAUGHT THE IMAGINATION AND INTEREST OF PEOPLE THROUGHOUT THE WORLD.

                      ------------------------------------


AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows:
    Class A shares, one year, 23.27%; five years, 18.45%; inception (9/15/94), 19.10%. Class B shares, one year, 23.67%; five years, 18.76 %; inception (9/15/94), 19.43%. Class C shares, one year, 27.72%; inception (8/4/97),
    17.25%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of more than 50 countries covered by Morgan Stanley Capital International that are considered either developing or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.


    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   It's an honor to address you as the AIM Funds' new chairman.
   [PHOTO OF       I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.       from the funds' board and will soon retire as A I M
    Graham         Management Group's chairman after a long, successful career
  Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
   THE FUND        always admired him. I'm also proud to be part of the team
 APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                   AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                   UNCERTAIN MARKETS
                   The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
   In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman



                      ------------------------------------

                             THE CURRENT ENVIRONMENT

                            ILLUSTRATES THE VALUE OF

                               PROFESSIONAL MONEY

                            MANAGEMENT. KNOWING WHEN

                              TO BUY AND SELL TAKES

                            EXPERTISE AND DISCIPLINE

                               EVEN IN THE BEST OF

                                    MARKETS.

                      ------------------------------------





                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND WEATHERS WORLDWIDE TURBULENCE

GLOBAL MARKETS WERE EXTREMELY VOLATILE DURING THE PAST YEAR. HOW DID AIM GLOBAL GROWTH FUND PERFORM?
The fund produced strong returns during the fiscal year ended October 31, 2000. Class A shares reported a total return of 11.48%, Class B shares 10.90% and Class C shares 10.90%. These figures are at net asset value and do not include sales charges. The fund outperformed the MSCI World Index, which produced a total return of 1.09% during the same time frame.
    Your fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties.
    Total net assets in the fund grew to $1.7 billion as of October 31, 2000, compared to $845 million a year ago.

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS OVER THE REPORTING PERIOD?
Stock markets worldwide entered 2000 with a roar, led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock prices sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of corporate heavyweights reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
Europe's common currency, the euro, hit a record low in October. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets.
    Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market has mirrored its U.S. counterpart in terms of volatility following the spring's technology sell-off. The world's second-largest economy threatened to slip back into recession near the end of the fiscal year. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns. Even one of the best-performing Asian markets, Hong Kong, has showed signs of slowing.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite market volatility, we maintained our earnings-driven investment strategy, focusing on the stocks of industry leaders with accelerating earnings growth. This strategy led us to invest in TMT stocks. While these stocks were out of favor with the market at the end of the fiscal year, we still believe that they show the best prospects for growth and capital appreciation. The fund also held stocks in the health-care and financial industries, among the best-performing areas of the stock market. In terms of market capitalization, the fund maintained its emphasis on large-cap stocks.

[ART WORK]

GROWTH OF TOTAL NET ASSETS

10/31/99-10/31/00
================================================================================
10/31/99       $845 MILLION

10/31/00       $1.7 BILLION
================================================================================

AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEX

Total returns, year ending 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES          11.48%

FUND CLASS B SHARES          10.90%

FUND CLASS C SHARES          10.90%

MSCI WORLD INDEX              1.09%
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets


====================================================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. EMC Corp. (U.S.)                        2.76%    1. Computers (Software & Services)       12.62%    1. United States      47.74%
 2. VERITAS Software Corp. (U.S.)           2.23     2. Communications Equipment              10.38     2. France              7.02
 3. Sun Microsystems, Inc. (U.S.)           2.04     3. Health Care (Drugs--Generic & Other)   6.08     3. Japan               5.72
 4. Check Point Software Technologies Ltd.           4. Electronics (Semiconductors)           4.79     4. United Kingdom      4.91
       (Israel)                             1.99
 5. PE Biosystems Group (U.S.)              1.89     5. Computers (Peripherals)                4.09     5. Switzerland         3.34
 6. Forest Laboratories, Inc. (U.S.)        1.85     6. Oil (International Integrated)         3.12     6. Canada              3.32
 7. Siebel Systems, Inc. (U.S.)             1.77     7. Telecommunications (Cellular/Wireless) 2.75     7. Netherlands         2.99
 8. Comverse Technology, Inc. (U.S.)        1.68     8. Telephone                              2.69     8. Israel              1.99
 9. Genentech, Inc. (U.S.)                  1.61     9. Computers (Hardware)                   2.63     9. Hong Kong           1.59
10. Rational Software Corp. (U.S.)          1.57    10. Computers (Networking)                 2.61    10. Mexico              1.51

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's country allocation is also dictated by our company-by-company stock selection process. That process led us to invest in stocks in the United States, France and Switzerland. We reduced holdings in Japan and the United Kingdom because we did not find many stocks in these countries that produced accelerated earnings growth. On a regional breakdown as of October 31, 2000, U.S. holdings made up about 48% of the fund, European holdings about 23%, Asian 8%, Canadian 3% and Latin American 2%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF OCTOBER 31, 2000?
Many of the companies in the top 10 are technology-related:
o EMC makes data-storage equipment, refrigerator-sized machines that manage and store information. The company's third-quarter profit rose 55% from a year ago.
o VERITAS Software, the leading maker of data-storage software used in corporate networks, recently reported an 81% increase in quarterly earnings. The company's software helps companies protect their data and ensure that it is available at all times.
o Sun Microsystems is the leading supplier of network servers, powerful computers that make up the backbone of the Internet.
    We also diversified into other industries, such as oil, financial services and health care. For example, Forest Laboratories is a pharmaceuticals manufacturer that makes drugs such as Celexa for the treatment of depression.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We expect global markets to remain volatile for the foreseeable future.
However, we believe that global economic expansion is likely to continue, and that earnings potential for TMT stocks remains strong.
    There are many reasons for optimism. In the United States, the unemployment rate has reached its lowest level in three decades. Consumer spending increased near the end of the fiscal year, and except for oil prices, inflation remained moderate.
    Despite volatility in Europe, the region's economic and investment future continues to look bright. Spending on technology and communications continues to increase. In addition, restructuring, merger activity and tax reform bode well for European economies.
    In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets. The region benefits not only from exports but from increasing local consumption--half of the world's population lives in Asia. While the long-term outlook for Asia is favorable, markets are in a holding pattern waiting for a catalyst to grow further.
    In general, we have a positive outlook for the fund, our growth investment style and global investing.

                      ------------------------------------

                            READ THIS REPORT ONLINE!

                Early in 2001, a new service will be available--

                electronic delivery of fund reports and prospec-

                 tuses. Soon, you can read the same AIM report

                   you are reading now--online. Once you sign

               up for the service, we will send you a link to the

                report via e-mail. If you choose to receive your

                  reports online, you will not receive a paper

                  copy by mail. You may cancel the service at

                       any time by visiting our Web site.

                  Please visit our Web site at www.aimfunds.com

                  and go to "Your AIM Account." Log into your

                   account and then click on the "View Other

                       Account Options" dropdown menu and

                              select "eDelivery."

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEXES
9/15/94-10/31/00

in thousands
-------------------------------------------------------------------------------------------------------------
                   AIM GLOBAL GROWTH FUND,          AIM GLOBAL GROWTH FUNDS,   MSCI WORLD        MSCI ALL
                        CLASS A SHARES                   CLASS B SHARES           INDEX        COUNTRY WORLD
                                                                                                   INDEX

 9/94                       9,362                            9,830                10,000          10,000
10/94                       9,743                           10,200                10,282          10,235
10/95                      11,738                           12,260                11,257          10,964
10/96                      13,764                           14,295                13,091          12,674
10/97                      16,139                           16,676                15,287          14,670
10/98                      17,822                           18,308                17,619          16,542
10/99                      23,958                           24,477                22,009          20,910
10/00                      26,707                           27,145                22,251          21,089
                          $26,707                          $27,145               $22,251         $21,089


Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is important to understand the difference between your fund and an index.
    An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. Market indexes such as the MSCI All Country World Index and the MSCI World Index are not managed, incurring no sales charges, expenses or fees. (Please note that the results for these indexes are for the period 9/30/94--10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.
    Since the last annual report, AIM Growth Fund has elected to use the MSCI World Index as its primary benchmark. This index more closely reflects the performance of the securities in which the fund invests.
    The fund will no longer measure its performance against the MSCI All Country World Index, the index published in the previous annual report to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/94)               17.39%
  5 Years                           16.74
  1 Year                             6.18*
  *11.48%, excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               17.70%
  5 Years                           17.02
  1 Year                             5.90*
  *10.90%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                14.12%
  1 Year                             9.90*
  *10.90%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class C shares will differ from that of its Class A and Class B shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.

                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
   Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also

[ART WORK]

                             AIM GLOBAL GROWTH FUND
means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-47.74%

BANKS (MONEY CENTER)-1.18%

Chase Manhattan Corp. (The)            440,000   $   20,020,000
===============================================================

BIOTECHNOLOGY-1.75%

Amgen Inc.(a)                          303,000       17,555,062
---------------------------------------------------------------
Protein Design Labs, Inc.(a)            89,500       12,089,492
===============================================================
                                                     29,644,554
===============================================================

COMMUNICATIONS EQUIPMENT-5.53%

ADC Telecommunications, Inc.(a)        612,000       13,081,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           255,000       28,496,250
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  188,768       15,360,996
---------------------------------------------------------------
Redback Networks Inc.(a)               221,000       23,522,687
---------------------------------------------------------------
Scientific-Atlanta, Inc.               190,700       13,051,031
===============================================================
                                                     93,512,464
===============================================================
COMPUTERS (HARDWARE)-2.22%
McDATA Corp.-Class B(a)                 37,600        3,134,312
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              311,000       34,482,125
===============================================================
                                                     37,616,437
===============================================================

COMPUTERS (NETWORKING)-2.61%

Cisco Systems, Inc.(a)                 392,500       21,145,937
---------------------------------------------------------------
Juniper Networks, Inc.(a)              118,000       23,010,000
===============================================================
                                                     44,155,937
===============================================================

COMPUTERS (PERIPHERALS)-4.09%

Brocade Communications Systems,
  Inc.(a)                               99,000       22,510,125
---------------------------------------------------------------
EMC Corp.(a)                           525,000       46,757,813
===============================================================
                                                     69,267,938
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-10.17%

America Online, Inc.(a)                128,000        6,455,040
---------------------------------------------------------------
Ariba, Inc.(a)                         127,000       16,049,625
---------------------------------------------------------------
BEA Systems, Inc.(a)                   225,000       16,143,750
---------------------------------------------------------------
Mercury Interactive Corp.(a)           203,000       22,533,000
---------------------------------------------------------------
Rational Software Corp.(a)             446,000       26,620,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)                285,000       29,907,188
---------------------------------------------------------------
TIBCO Software Inc.(a)                 141,700        8,927,100
---------------------------------------------------------------
VERITAS Software Corp.(a)              267,000       37,651,172
---------------------------------------------------------------
Vitria Technology, Inc.(a)             290,000        7,793,750
===============================================================
                                                    172,081,250
===============================================================

ELECTRICAL EQUIPMENT-0.49%

Sanmina Corp.(a)                        72,500        8,287,656
===============================================================

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS
  (INSTRUMENTATION)-1.41%

Waters Corp.(a)                        328,500   $   23,836,781
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.38%

Analog Devices, Inc.(a)                130,000        8,450,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        166,000       12,688,625
---------------------------------------------------------------
SDL, Inc.(a)                            43,000       11,147,750
---------------------------------------------------------------
Xilinx, Inc.(a)                        110,000        7,968,125
===============================================================
                                                     40,254,500
===============================================================

ENTERTAINMENT-0.52%

Time Warner Inc.                       115,000        8,729,650
===============================================================

FINANCIAL (DIVERSIFIED)-0.53%

American Express Co.                   150,000        9,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.64%

Andrx Group(a)                          42,800        3,081,600
---------------------------------------------------------------
Forest Laboratories, Inc.(a)           236,000       31,270,000
---------------------------------------------------------------
Genentech, Inc.(a)                     330,000       27,225,000
===============================================================
                                                     61,576,600
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.81%

Allergan, Inc.                         160,000       13,450,000
---------------------------------------------------------------
Pfizer Inc.                            400,000       17,275,000
===============================================================
                                                     30,725,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.48%

Medtronic, Inc.                        185,000       10,047,813
---------------------------------------------------------------
PE Corp-PE Biosystems Group            273,000       31,941,000
===============================================================
                                                     41,988,813
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.48%

Alza Corp.(a)                          100,000        8,093,750
===============================================================

INSURANCE (MULTI-LINE)-1.55%

American International Group, Inc.     268,000       26,264,000
===============================================================

INVESTMENT BANKING/BROKERAGE-1.98%

Goldman Sachs Group, Inc. (The)         80,000        7,985,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       317,500       25,499,219
===============================================================
                                                     33,484,219
===============================================================

LEISURE TIME (PRODUCTS)-0.53%

Harley-Davidson, Inc.                  185,000        8,914,688
===============================================================

NATURAL GAS-0.52%

Dynegy Inc.-Class A                    191,000        8,845,688
===============================================================

                                                     MARKET
                                      SHARES         VALUE
POWER PRODUCERS
  (INDEPENDENT)-0.47%

Calpine Corp.(a)                       100,000   $    7,893,750
===============================================================

SERVICES (DATA PROCESSING)-0.46%

Ceridian Corp.(a)                      310,000        7,750,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.94%

Powerwave Technologies, Inc.(a)        330,000       15,881,250
===============================================================
    Total Domestic Common Stocks
      (Cost $596,805,209)                           807,824,925
===============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-39.92%

AUSTRALIA-1.29%

AMP Ltd. (Insurance-Life/Health)       448,840        4,045,892
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                             335,000        8,685,662
---------------------------------------------------------------
Computershare Ltd.-Wts., expiring
  07/26/01 (Computers-Software &
  Services)                            100,000           55,982
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)              3,998,000        9,056,228
===============================================================
                                                     21,843,764
===============================================================

BRAZIL-0.96%

Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                408,600        9,219,037
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                 314,800        6,964,950
===============================================================
                                                     16,183,987
===============================================================

CANADA-3.32%

Bombardier Inc.-Class B
  (Aerospace/Defense)                1,296,320       20,327,941
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                     184,400       10,383,291
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      205,000       14,603,549
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           239,184       10,882,872
===============================================================
                                                     56,197,653
===============================================================

DENMARK-1.35%

Novo Nordisk A.S.-Class B (Health
  Care- Drugs-Generic & Other)(a)      108,050       22,917,531
===============================================================

FINLAND-1.27%

Nokia Oyj (Communications
  Equipment)                           521,000       21,439,691
===============================================================

FRANCE-7.02%

Alcatel S.A. (Communications
  Equipment)                           330,000       20,135,919
---------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)           290,600       20,962,504
---------------------------------------------------------------
BNP Paribas (Banks-Major Regional)     238,000       20,521,036
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                           647,900       10,441,468
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          43,020        7,677,827
---------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                       82,200        5,354,006
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-(CONTINUED)

Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             151,500   $    8,267,082
---------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)         274,000       13,823,914
---------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)        81,459       11,655,348
===============================================================
                                                    118,839,104
===============================================================

GERMANY-0.49%

Siemens A.G.
  (Manufacturing-Diversified)           64,900        8,261,608
===============================================================

HONG KONG-1.59%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              1,496,000        9,590,973
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                     828,000        4,182,998
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                 781,000        9,713,681
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                   3,478,000        3,433,850
===============================================================
                                                     26,921,502
===============================================================

ISRAEL-1.99%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         213,000       33,733,875
===============================================================

JAPAN-5.72%

Advantest Corp.
  (Electronics-Instrumentation)         43,200        5,633,836
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR
  (Computers-Software &
  Services)(a)                         152,200          237,812
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                         44,000        5,080,878
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)           50,000        4,133,254
---------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd. (Telephone)      46,000        6,028,502
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         49,000        5,864,822
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)         358,000        6,824,360
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                478        4,350,034
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                           318        2,477,203
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       266        6,557,669
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                          230,000        3,541,218
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         17,000        4,286,028
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                             72,900        3,734,693
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      1,332,000       10,132,063
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     185,000        2,356,688
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      113,400        9,062,439
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
JAPAN-(CONTINUED)

Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                                94,000   $    6,194,015
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                       67,000        5,243,825
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                          52,550        4,960,500
===============================================================
                                                     96,699,839
===============================================================

MEXICO-1.51%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            376,100        7,216,419
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   105,200        5,693,950
---------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-
  Class L-ADR (Telephone)              137,300        7,405,619
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    2,327,000        5,305,229
===============================================================
                                                     25,621,217
===============================================================

NETHERLANDS-2.99%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                           537,000       21,104,627
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)       291,840       17,309,657
---------------------------------------------------------------
VNU N.V. (Publishing)                  257,930       12,148,522
===============================================================
                                                     50,562,806
===============================================================

SINGAPORE-0.50%

DBS Group Holdings Ltd.
  (Banks-Money Center)                 459,283        5,413,174
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                        782,600        1,559,585
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              106,000        1,514,889
===============================================================
                                                      8,487,648
===============================================================

SOUTH KOREA-0.57%

Korea Telecom Corp.-ADR
  (Telephone)                          178,000        6,563,750
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         24,000        3,006,593
===============================================================
                                                      9,570,343
===============================================================

SPAIN-1.10%

Telefonica S.A. (Telephone)(a)         868,380       16,559,282
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SPAIN-(CONTINUED)

Telefonica S.A.-ADR (Telephone)(a)      34,248   $    1,984,243
===============================================================
                                                     18,543,525
===============================================================

SWITZERLAND-3.34%

Adecco S.A. (Services-Commercial &
  Consumer)                             12,958        8,961,661
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(b)                5,000       13,909,754
---------------------------------------------------------------
Julius Baer Holding A.G.-Class B
  (Banks-Major Regional)                   875        4,332,888
---------------------------------------------------------------
Nestle S.A. (Foods)(a)                   8,300       17,202,192
---------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)           13,520       12,163,712
===============================================================
                                                     56,570,207
===============================================================

UNITED KINGDOM-4.91%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                   720,400        7,110,002
---------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                        1,389,100       11,784,337
---------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                         1,098,000       13,864,644
---------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)     1,491,000       11,999,587
---------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                         1,706,000       15,822,205
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                 3,501,234       14,571,749
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                           594,600        7,982,773
===============================================================
                                                     83,135,297
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $555,989,403)                                 675,529,597
===============================================================

MONEY MARKET FUNDS-10.25%

STIC Liquid Assets Portfolio(c)     86,744,451       86,744,451
---------------------------------------------------------------
STIC Prime Portfolio(c)             86,744,451       86,744,451
===============================================================
    Total Money Market Funds (Cost
      $173,488,902)                                 173,488,902
===============================================================
TOTAL INVESTMENTS-97.91% (Cost
  $1,326,283,514)                                 1,656,843,424
===============================================================
OTHER ASSETS LESS
  LIABILITIES-2.09%                                  35,366,989
===============================================================
NET ASSETS-100.00%                               $1,692,210,413
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Ltd. - Limited
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $1,326,283,514)                              $1,656,843,424
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $10,044,949)                                     10,056,555
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,412,018
-------------------------------------------------------------
  Capital stock sold                               52,492,656
-------------------------------------------------------------
  Dividends and interest                            2,226,247
-------------------------------------------------------------
Investment for deferred compensation plan              32,356
-------------------------------------------------------------
Other assets                                          332,147
=============================================================
    Total assets                               $1,726,395,403
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            28,300,956
-------------------------------------------------------------
  Capital stock reacquired                          2,719,689
-------------------------------------------------------------
  Deferred compensation plan                           32,356
-------------------------------------------------------------
Accrued advisory fees                               1,035,837
-------------------------------------------------------------
Accrued administrative services fees                   13,262
-------------------------------------------------------------
Accrued distribution fees                           1,232,429
-------------------------------------------------------------
Accrued directors' fees                                   825
-------------------------------------------------------------
Accrued transfer agent fees                           412,954
-------------------------------------------------------------
Accrued operating expenses                            436,682
=============================================================
    Total liabilities                              34,184,990
=============================================================
Net assets applicable to shares outstanding    $1,692,210,413
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  796,991,823
_____________________________________________________________
=============================================================
Class B                                        $  806,408,561
_____________________________________________________________
=============================================================
Class C                                        $   88,810,029
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      32,093,243
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      33,631,933
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       3,702,778
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        24.83
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.83 divided by
      95.25%)                                  $        26.07
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        23.98
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        23.98
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $634,651)                                      $14,918,005
------------------------------------------------------------
Dividends from affiliated money market funds       5,318,415
------------------------------------------------------------
Interest                                             448,848
============================================================
    Total investment income                       20,685,268
============================================================

EXPENSES:

Advisory fees                                     11,431,836
------------------------------------------------------------
Administrative services fees                         145,994
------------------------------------------------------------
Custodian fees                                       707,290
------------------------------------------------------------
Distribution fees -- Class A                       3,100,225
------------------------------------------------------------
Distribution fees -- Class B                       6,788,675
------------------------------------------------------------
Distribution fees -- Class C                         675,670
------------------------------------------------------------
Transfer agent fees -- Class A                     1,120,848
------------------------------------------------------------
Transfer agent fees -- Class B                     1,474,643
------------------------------------------------------------
Transfer agent fees -- Class C                       146,770
------------------------------------------------------------
Directors' fees                                        8,853
------------------------------------------------------------
Other                                                665,411
============================================================
    Total expenses                                26,266,215
============================================================
Less: Fees waived by advisor                        (125,000)
------------------------------------------------------------
    Expenses paid indirectly                         (26,785)
============================================================
    Net expenses                                  26,114,430
============================================================
Net investment income (loss)                      (5,429,162)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,494,323)
------------------------------------------------------------
  Foreign currencies                              (2,234,055)
------------------------------------------------------------
  Option contracts written                           152,919
============================================================
                                                  (3,575,459)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           22,263,986
------------------------------------------------------------
  Foreign currencies                                (341,656)
------------------------------------------------------------
  Option contracts written                           921,195
============================================================
                                                  22,843,525
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                 19,268,066
============================================================
Net increase in net assets resulting from
  operations                                     $13,838,904
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (5,429,162)   $ (6,059,211)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       (3,575,459)     63,983,622
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts           22,843,525     140,454,322
============================================================================================
    Net increase in net assets resulting from operations          13,838,904     198,378,733
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (22,377,539)     (6,185,053)
--------------------------------------------------------------------------------------------
  Class B                                                        (25,278,124)     (7,892,012)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,981,428)       (358,333)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        420,853,851      84,486,765
--------------------------------------------------------------------------------------------
  Class B                                                        399,786,433      49,407,333
--------------------------------------------------------------------------------------------
  Class C                                                         62,117,243      14,141,472
============================================================================================
    Net increase in net assets                                   846,959,340     331,978,905
============================================================================================

NET ASSETS:

  Beginning of year                                              845,251,073     513,272,168
============================================================================================
  End of year                                                 $1,692,210,413    $845,251,073
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,364,256,905    $568,723,576
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (47,437)       (806,662)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           (2,127,865)     55,673,261
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              330,128,810     221,660,898
============================================================================================
                                                              $1,692,210,413    $845,251,073
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $6,188,387, undistributed net realized gains decreased by $4,588,576 and paid in capital decreased by $1,599,811 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements. I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.60% (e.g. if AIM waives 0.07% of Class A expenses, AIM will also waive 0.07% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $125,000.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $145,994 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,505,470 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $3,100,225, $6,788,675 and $675,670, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $619,969 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $44,181 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,756 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,741 and reductions in custodian fees of $8,044 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $26,785.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,624,906,363 and $1,387,676,119, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $363,980,808
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (38,626,309)
=========================================================
Net unrealized appreciation of investment
  securities                                 $325,354,499
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,331,488,925.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   1,444      $1,753,505
---------------------------------------------------------
Closed                               (640)     (1,214,039)
---------------------------------------------------------
Exercised                            (804)       (539,466)
=========================================================
End of year                            --      $        0
_________________________________________________________
=========================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                     15,127,777    $ 406,628,704     10,512,070    $ 211,966,029
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,900,851      184,168,116      4,204,829       83,820,436
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,828,982       75,283,012        944,252       18,989,474
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        806,611       20,568,517        314,736        5,777,296
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        942,086       23,307,209        411,104        7,371,231
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         77,109        1,907,682         37,653          676,846
=========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                      7,688,264      213,107,428*     3,763,754       74,083,124**
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     10,539,727      282,469,092*     1,833,252       35,223,535**
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         91,163        2,444,182*            --               --**
=========================================================================================================================
Reacquired:
  Class A                                                     (8,110,012)    (219,450,798)   (10,242,303)    (207,339,684)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,420,141)     (90,157,984)    (3,903,318)     (77,007,869)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (670,330)     (17,517,633)      (277,476)      (5,524,848)
=========================================================================================================================
                                                              32,802,087    $ 882,757,527      7,598,553    $ 148,035,570
_________________________________________________________________________________________________________________________
=========================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM Global Growth & Income Fund pursuant to a plan of reorganization approved by AIM Global Growth & Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 18,319,154 shares of the Fund for 74,783,315 shares of AIM Global Growth & Income Fund outstanding as of the close of business on June 9, 2000. AIM Global Growth & Income Fund's net assets at that date were $498,020,702, including $85,624,387 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,254,996,609.
** The Fund acquired AIM Worldwide Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $109,306,659. The net assets of the Fund immediately prior to acquisition were $581,902,071.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)       1999        1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  23.43    $  17.91    $  16.65    $  14.20    $  12.32
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.03)      (0.10)      (0.05)      (0.04)      (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.77        6.12        1.74        2.49        2.11
======================================================================================================================
    Total from investment operations                              2.74        6.02        1.69        2.45        2.10
======================================================================================================================
Less distributions from net realized gains                       (1.34)      (0.50)      (0.43)         --       (0.22)
======================================================================================================================
Net asset value, end of period                                $  24.83    $  23.43    $  17.91    $  16.65    $  14.20
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.52%      34.43%      10.43%      17.25%      17.26%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $796,992    $388,549    $219,050    $178,917    $114,971
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.62%(c)     1.67%      1.70%       1.76%       1.94%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.63%(c)     1.67%      1.70%       1.76%       1.93%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.10)%(c)    (0.57)%    (0.27)%    (0.30)%     (0.13)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            110%         93%         97%         96%         82%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $620,045,047.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)       1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  22.78    $  17.52    $  16.39    $  14.05    $  12.26
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.23)      (0.15)      (0.11)      (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.71        5.99        1.71        2.45        2.06
======================================================================================================================
    Total from investment operations                              2.54        5.76        1.56        2.34        2.01
======================================================================================================================
Less distributions from net realized gains                       (1.34)      (0.50)      (0.43)         --       (0.22)
======================================================================================================================
Net asset value, end of period                                $  23.98    $  22.78    $  17.52    $  16.39    $  14.05
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.95%      33.69%       9.78%      16.65%      16.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $806,409    $425,345    $282,456    $224,225    $121,848
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.16%(c)     2.23%      2.26%       2.29%       2.49%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.17%(c)     2.23%      2.26%       2.29%       2.48%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.64)%(c)    (1.13)%    (0.83)%    (0.83)%     (0.69)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            110%         93%         97%         96%         82%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $678,867,468.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                AUGUST 4, 1997
                                                                                                 (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              -----------------------------      OCTOBER 31,
                                                              2000(a)    1999(a)    1998(a)          1997
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                         $ 22.79    $ 17.52    $ 16.39          $17.39
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)     (0.23)     (0.15)          (0.03)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.70       6.00       1.71           (0.97)
===============================================================================================================
    Total from investment operations                            2.53       5.77       1.56           (1.00)
===============================================================================================================
Less distributions from net realized gains                     (1.34)     (0.50)     (0.43)             --
===============================================================================================================
Net asset value, end of period                               $ 23.98    $ 22.79    $ 17.52          $16.39
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                10.90%     33.69%      9.78%          (5.75)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $88,810    $31,356    $11,765          $1,100
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.16%(c)   2.23%      2.26%           2.29%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.17%(c)   2.23%      2.26%           2.29%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.64)%(c) (1.13)%    (0.83)%         (0.83)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                          110%        93%        97%             96%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $67,566,969.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Growth Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES     WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR    AGAINST   ABSTENTIONS
        ----------------                                              -----------   -------   -----------
(1)*    Charles T. Bauer............................................  158,870,829       N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349       N/A    4,582,466
        Owen Daly II................................................  158,885,093       N/A    4,798,722
        Edward K. Dunn, Jr. ........................................  159,073,001       N/A    4,610,814
        Jack M. Fields..............................................  159,065,031       N/A    4,618,784
        Carl Frischling.............................................  158,952,763       N/A    4,731,052
        Robert H. Graham............................................  159,111,735       N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065       N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704       N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236       N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566         1   49,666,248**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   15,815,298   355,613    5,913,752**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................   15,477,704   590,479    6,016,480**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   15,382,206   688,527    6,013,930**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   15,440,582   607,736    6,036,345**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   15,522,122   558,540    6,004,001**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   15,362,550   698,049    6,024,064**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   15,264,996   739,288    6,080,379**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   15,240,013   782,075    6,062,575**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......   15,329,006   642,472    6,113,185**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................   15,040,242   940,580    6,103,841**
(4)(j)  Approval of Eliminating the Fundamental Restriction on
        Investments in Oil, Gas or Other Mineral Exploration or
        Development Programs........................................   15,286,031   773,746    6,024,886**
(5)     Approval of changing the Investment Objective so that it is
        Non-Fundamental.............................................   15,268,890   731,384    6,084,389**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   20,891,313   188,901    1,004,449

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                    VOTES      WITHHELD/
      MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
      ------                                                        -----------   ---------   -----------
(2)*  Adjournment of approval of an Agreement and Plan of
      Reorganization which provides for the reorganization of the
      Company as a Delaware business trust........................  133,442,713   3,500,075   36,919,454**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                     VOTES       WITHHELD/
      MATTER                                                         VOTES FOR      AGAINST     ABSTENTIONS
      ------                                                        -----------   -----------   -----------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware
      business trust..............................................  148,826,209     4,003,592    28,921,784**

     This matter was not approved by Shareholders.
---------------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                             OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                       11 Greenway Plaza
Chairman, President and                        Chairman and President                 Suite 100
Chief Executive Officer                                                               Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                     Suite 100
Chief Executive Officer                        Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                      TRANSFER AGENT
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                   P.O. Box 4739
                                               Robert G. Alley                        Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors,                                                   CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox
Director, Magellan Insurance Company,          Vice President                         State Street Bank and Trust Company
Formerly Director, President and                                                      225 Franklin Street
Chief Executive Officer,                       Mary J. Benson                         Boston, MA 02110
Volvo Group North America, Inc.; and           Assistant Vice President and
Senior Vice President, AB Volvo                Assistant Treasurer                    COUNSEL TO THE FUND

Edward K. Dunn Jr.                             Sheri Morris                           Ballard Spahr
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and           Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,          Assistant Treasurer                    1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                              Philadelphia, PA 19103
President, Mercantile Bankshares               Jim A. Coppedge
                                               Assistant Secretary                    COUNSEL TO THE DIRECTORS
Jack Fields
Chief Executive Officer                        Renee A. Friedli                       Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                    Assistant Secretary                    919 Third Avenue
Formerly Member                                                                       New York, NY 10022
of the U.S. House of Representatives           P. Michelle Grace
                                               Assistant Secretary                    DISTRIBUTOR
Carl Frischling
Partner                                        Nancy L. Martin                        A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                    11 Greenway Plaza
                                                                                      Suite 100
Prema Mathai-Davis                             Ofelia M. Mayo                         Houston, TX 77046
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.                                                                    AUDITORS
                                               Lisa A. Moss
Lewis F. Pennock                               Assistant Secretary                    KPMG LLP
Partner                                                                               700 Louisiana
Pennock & Cooper                               Kathleen J. Pflueger                   Houston, TX 77002
                                               Assistant Secretary
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 43.32% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $53,446,815 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      ------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                                  EQUITY FUNDS



DOMESTIC EQUITY FUNDS                         INTERNATIONAL/GLOBAL EQUITY FUNDS
        MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Small Cap Opportunities(1)                AIM Latin American Growth                    A I M Management Group Inc. has provided
AIM Mid Cap Opportunities(2)                  AIM Developing Markets                       leadership in the mutual fund industry
AIM Large Cap Opportunities(3)                AIM European Small Company                   since 1976 and managed approximately
AIM Emerging Growth                           AIM Asian Growth                             $183 billion in assets for more than
AIM Small Cap Growth(4)                       AIM Japan Growth                             eight million shareholders, including
AIM Aggressive Growth                         AIM International Emerging Growth            individual investors, corporate clients
AIM Mid Cap Growth                            AIM European Development                     and Financial institutions, as of
AIM Small Cap Equity                          AIM Euroland Growth                          September 30, 2000.
AIM Capital Development                       AIM Global Aggressive Growth                     The AIM Family of Funds--Registered
AIM Constellation                             AIM International Equity                     Trademark-- is distributed nationwide,
AIM Dent Demographic Trend                    AIM Advisor International Value              and AIM today is the eighth-largest
AIM Select Growth                             AIM Global Trends                            mutual fund complex in the United States
AIM Large Cap Growth                          AIM Global Growth                            in assets under management, according to
AIM Weingarten                                                                             Strategic Insight, an independent mutual
AIM Mid Cap Equity                                 MORE CONSERVATIVE                       fund monitor.
AIM Value II                                                                                   AIM is a subsidiary of AMVESCAP PLC,
AIM Charter                                   SECTOR EQUITY FUNDS                          one of the world's largest independent
AIM Value                                                                                  financial services companies with $414
AIM Blue Chip                                      MORE AGGRESSIVE                         billion in assets under management as of
AIM Basic Value                                                                            September 30, 2000.
AIM Large Cap Basic Value                     AIM New Technology
AIM Balanced                                  AIM Global Telecommunications and Technology
AIM Advisor Flex                              AIM Global Resources
                                              AIM Global Financial Services
        MORE CONSERVATIVE                     AIM Global Health Care
                                              AIM Global Consumer Products and Services
                                              AIM Global Infrastructure
                                              AIM Advisor Real Estate
                                              AIM Global Utilities

                                                   MORE CONSERVATIVE

                              FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                    TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Strategic Income                          AIM High Income Municipal
AIM High Yield II                             AIM Tax-Exempt Bond of Connecticut
AIM High Yield                                AIM Municipal Bond
AIM Income                                    AIM Tax-Free Intermediate
AIM Global Income                             AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--




A I M Distributors, Inc.                                                GLG-AR-1